UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2021

Clearway Energy LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-203369	32-0407370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Eighteenth Supplemental Indenture

On October 7, 2021, Clearway Energy Operating LLC (“Clearway Operating LLC”), a subsidiary of Clearway Energy LLC (“Clearway LLC”), the guarantors currently party to the 2026 Notes Indenture (defined below), Marsh Landing Holdco LLC (the “Guaranteeing Subsidiary”) and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York), as trustee (the “Trustee”), entered into the eighteenth supplemental indenture (the “Eighteenth Supplemental Indenture”), supplementing the indenture, dated as of August 18, 2016 (as amended or supplemented to the date hereof, the “2026 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $350,000,000 in aggregate principal amount of its 5.000% Senior Notes due 2026 (the “2026 Notes”).  Pursuant to the Eighteenth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2026 Notes.

The foregoing description of the Eighteenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Eighteenth Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Tenth Supplemental Indenture

On October 7, 2021, Clearway Operating LLC, the guarantors currently party to the 2028 Notes Indenture (defined below), the Guaranteeing Subsidiary and the Trustee also entered into the tenth supplemental indenture (the “Tenth Supplemental Indenture”), supplementing the indenture, dated as of December 11, 2019 (as amended or supplemented to the date hereof, the “2028 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $850,000,000 in aggregate principal amount of its 4.750% Senior Notes due 2028 (the “2028 Notes”).  Pursuant to the Tenth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2028 Notes.

The foregoing description of the Tenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Tenth Supplemental Indenture, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Second Supplemental Indenture

On October 7, 2021, Clearway Operating LLC, the guarantors currently party to the 2031 Notes Indenture (defined below), the Guaranteeing Subsidiary and the Trustee also entered into the second supplemental indenture (the “Second Supplemental Indenture”), supplementing the indenture, dated as of March 9, 2021 (as amended or supplemented to the date hereof, the “2031 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $925,000,000 in aggregate principal amount of its 3.750% Senior Notes due 2031 (the “2031 Notes”).  Pursuant to the Second Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2031 Notes.

The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Second Supplemental Indenture, which is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.

First Supplemental Indenture

On October 7, 2021, Clearway Operating LLC, the guarantors currently party to the 2032 Notes Indenture (defined below), the Guaranteeing Subsidiary and the Trustee also entered into the first supplemental indenture (the “First Supplemental Indenture”), supplementing the indenture, dated as of October 1, 2021 (as amended or supplemented to the date hereof, the “2032 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $350,000,000 in aggregate principal amount of its 3.750% Senior Notes due 2032 (the “2032 Notes”).  Pursuant to the First Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2032 Notes.

The foregoing description of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the First Supplemental Indenture, which is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document

4.1	Eighteenth Supplemental Indenture, dated as of October 7, 2021, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York).
4.2	Tenth Supplemental Indenture, dated as of October 7, 2021, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company.
4.3	Second Supplemental Indenture, dated as of October 7, 2021, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company.
4.4	First Supplemental Indenture, dated as of October 7, 2021, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy LLC
(Registrant)

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

October 8, 2021

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